                                                                      Exhibit 24

                                POWER OF ATTORNEY

        Each of the undersigned entities and individuals (collectively, the
"Reporting Persons") hereby authorizes and designates Hummer Winblad Equity
Partners V, L.L.C. or such other person or entity as is designated in writing by
Ingrid Chiavacci (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D,
Schedule 13G, Form 13-F, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act") and the Securities Exchange Act of
1934, as amended (together with the implementing regulations thereto, the
"Exchange Act") (collectively, the "Reports") with respect to each Reporting
Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting
Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Ingrid
Chiavacci (the "Authorized Signatory") to execute and file on behalf of such
Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such
Reporting Person is no longer required to file any Reports with respect to the
Reporting Person's ownership of, or transactions in, the securities of the
Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange
Act.

March 27, 2014                Hummer Winblad Equity Partners V, L.L.C.,
                              a Delaware Limited Liability Company

                              By: /s/ John Hummer
                                  -------------------------
                                  John Hummer,
                                  Managing Member

March 27, 2014                    Hummer Winblad Venture Partners V, L.P.,
                                  a Delaware Limited Partnership

                              By:   Hummer Winblad Equity Partners V, L.L.C.,
                                    a Delaware Limited Liability Company
                                    Its General Partner

                              By: /s/ John Hummer
                                  -------------------------
                                  John Hummer,
                                  Managing Member

March 27, 2014                Hummer Winblad Venture Partners V-A, L.P.,
                              a Delaware Limited Partnership

                              By:   Hummer Winblad Equity Partners V, L.L.C.,
                                    a Delaware Limited Liability Company
                                    Its General Partner

                              By: /s/ John Hummer
                                  -------------------------
                                  John Hummer,
                                  Managing Member

March 27, 2014                By: /s/ John Hummer
                                  -------------------------
                                  John Hummer

March 27, 2014                By: /s/ Ann Winblad
                                  -------------------------
                                  Ann Winblad

March 27, 2014                By: /s/ Mitchell Kertzman
                                  -------------------------
                                  Mitchell Kertzman